Medistem Laboratories Reports First Quarter 2007 Financial Results

SCOTTSDALE, AZ -- (MARKET WIRE) -- 05/03/07 -- Medistem Laboratories (OTCBB: MDSM) (FRANKFURT: S2U) today reported financial results for the quarter ended March 31, 2007.

The Company reported a net loss of $539,000 or $0.00 per share for the quarter ended March 31, 2007 (which includes non-cash stock based compensation charges of $381,000). Revenues were $477,000 for the first quarter of 2007, up from $214,000 in the fourth quarter of 2006 and $105,000 in the third quarter of 2006. Revenues were derived from patient treatments in its licensee clinics in Costa Rica and Mexico.

By comparison, the Company reported a net loss of $772,000 or $0.01 per share for the quarter ended December 31, 2006 (which includes non-cash stock based compensation charges of $581,000).

Comparative balance sheets and income statements are enclosed in this release.

Key events in the first quarter of 2007 were as follows:

•

Revenues more than doubled for the second consecutive quarter

•

Net cash outflows from operations was reduced to $62,000

•

Medistem initiated preclinical research with Indiana University and Lawson Health Research Institute for its first two pipeline drugs, Angiostem(TM) and Tolerostem(TM), aimed at the U.S. markets

•

Medistem executes agreement with second licensee in Mexico

Steve Rivers, Chief Financial Officer concluded, "Our continued growth in revenues is strengthening our financial position. We believe revenues from licensee operations will continue to grow and assuming this takes place will position us to accelerate research and development efforts along with other business endeavors as we seek to become a global leader in the commercialization of adult stem cell products."

About Medistem Laboratories, Inc.

Medistem Laboratories is a biotechnology company that discovers, develops, and commercializes adult stem cell products that address serious medical conditions. While drug discovery and development is its primary focus, Medistem has compiled a body of proprietary technologies it outlicenses to commercial entities in markets where stem cell administration is permissible. Due to its licensee relationships and collaborative efforts with respected institutions, Medistem believes it is well positioned to be a leading developer of adult stem cell products.

Cautionary Statement

This document does not constitute an offer to sell or a solicitation of an offer to buy any of our securities. This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include projections of matters that affect revenue, the ability to develop or license certain technologies; operating expenses or net earnings; projections of capital expenditures; projections of growth; hiring plans; plans for future operations; financing needs or plans; plans relating to the company's products and services; and assumptions relating to the foregoing.

Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking information.

Some of the important factors that could cause the company's actual results to differ materially from those projected in forward-looking statements made by the company include, but are not limited to, the following: technology development limitations, intense competition, risk of business interruption, management of rapid growth, need for additional financing, regulatory approvals and requirements, dependence on key personnel and research, management and other administrative costs.

These factors are discussed in greater detail in the company's quarterly and annual periodic reports, all as filed with the Securities and Exchange Commission.

                             Medistem Laboratories, Inc.

                        Consolidated Statements of Operations

                                   (unaudited)

                                                     Three Months Ended

                                                  ------------------------

                                                   March 31,     Dec 31,

                                                      2007         2006

                                                  -----------  -----------

Revenues                                          $   477,330  $   214,408

Operating expenses:

 Laboratory and clinical expenses                     206,932      120,283

 Research and development                              61,176       12,388

 Professional fees                                     91,342       48,565

 General and administrative                           281,195      178,602

 Stock based compensation                             380,737      581,623

                                                  -----------  -----------

   Total operating expenses                         1,021,382      941,461

                                                  -----------  -----------

Operating loss                                       (544,052)    (727,053)

Other income (expense):

 Interest expense                                        (231)        (346)

 Interest income                                        6,298       12,674

 Other income (expense)                                (1,212)     (57,329)

                                                  -----------  -----------

Total other income (expense)                            4,855      (45,001)

                                                  -----------  -----------

Loss before income tax provision                     (539,197)    (772,054)

Income tax provision                                        -            -

                                                  -----------  -----------

Net loss                                          $  (539,197) $  (772,054)

                                                  ===========  ===========

Net loss per share:

 Basic                                            $     (0.00) $     (0.01)

                                                  ===========  ===========

 Diluted                                          $     (0.00) $     (0.01)

                                                  ===========  ===========

Weighted average common shares outstanding

 Basic                                            127,680,693  127,680,693

                                                  ===========  ===========

 Diluted                                          127,680,693  127,680,693

                                                  ===========  ===========

                        Medistem Laboratories, Inc.

                        Consolidated Balance Sheets

                                                   March 31,     Dec  31,

                                                      2007         2006

                                                  (unaudited)

                                                  -----------  -----------

                     Assets

Cash and equivalents                              $   820,781  $   986,009

Restricted cash                                        28,000            -

Short-term investments                                 20,000       20,000

Prepaid expenses and other current assets              15,800       23,940

                                                  -----------  -----------

     Total current assets                             884,581    1,029,949

Property and equipment, net                           565,998      656,564

Intangible assets                                       3,566        3,566

Other assets                                           86,900       86,900

                                                  -----------  -----------

     Total assets                                 $ 1,541,045  $ 1,776,979

                                                  ===========  ===========

Liabilities, Minority Interest and Stockholders'

 Equity

Accounts payable                                  $    26,455  $   162,014

Accrued expenses                                       48,151       12,847

Due to affiliate                                       20,800            -

Accrued registration rights penalties                  68,246       65,265

Deferred revenue                                       14,000       15,000

                                                  -----------  -----------

     Total current liabilities                        177,652      255,126

                                                  -----------  -----------

     Total liabilities                                177,652      255,126

                                                  -----------  -----------

Minority interest                                           -            -

                                                  -----------  -----------

Stockholders' equity:

Series A convertible preferred stock, $0.0001 par

 value, no stated interest rate or dividend

 preference, liquidation preference of $0.35 per

 share or $1,800,000 aggregate in 2006,

 200,000,000 shares authorized, 5,142,858

 and no shares issued and outstanding                     514          514

Common stock, $0.0001 par value, 300,000,000

 shares authorized, 131,405,693 and 130,680,693

 shares issued and outstanding                         13,140       13,068

Paid-in capital                                     8,610,936    8,230,271

Accumulated deficit                                (7,261,197)  (6,722,000)

                                                  -----------  -----------

     Total stockholders' equity                     1,363,393    1,521,853

                                                  -----------  -----------

     Total liabilities, minority interest and

      stockholders' equity                        $ 1,541,045  $ 1,776,979

                                                  ===========  ===========

Contact:

Medistem Laboratories, Inc.

Chris McGuinn

602-318-3535

www.medisteminc.com